                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 29, 1998


                              UNIPHASE CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


              0-22874                                94-2579683
      ------------------------          ------------------------------------
      (Commission File Number)          (I.R.S. Employer Identification No.)



           163 Baypointe Parkway, San Jose, CA                    95134
        -----------------------------------------------------------------
        (Address of Principal Executive Offices)               (Zip Code)



                                 (408) 434-1800
     -----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
  ----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On June 9, 1998, pursuant to that certain Master Purchase Agreement dated as of May 29, 1998 (the "Master Agreement"), among Koninklijke Philips Electronics N.V., a Netherlands corporation ("Philips"), Uniphase Corporation, a Delaware corporation (the "Registrant"), and certain indirect wholly-owned subsidiaries of the Registrant, Registrant acquired, through such wholly-owned subsidiaries, Philips Optoelectronics B.V., a Netherlands corporation ("OPTO"). OPTO is in the business of, among other things, designing, developing, manufacturing, marketing and selling optoelectronic components, modules and subsystems in the global telecommunications, cable television, multimedia and printing industries. The acquisition was completed in two steps: (a) the sale to the Registrant of OPTO's foreign and U.S. intangible assets; followed by (b) the sale to the Registrant of all of OPTO's outstanding capital stock.

        The assets acquired by the Registrant pursuant to the transaction include all assets of OPTO, which consist of, among other things, OPTO's accounts receivable, inventory, fixed and tangible personal property (including, without limitation, all machinery, equipment, supplies, tools, furniture, fixtures, hardware, and spare parts), intangible personal property, contracts, and books and records. The assets acquired also include certain intellectual property used in OPTO's business.

        In addition to the personal property assets acquired in the transaction, the Registrant also acquired, through OPTO, a leasehold interest in and to certain real property in Eindhoven, The Netherlands, at which OPTO currently conducts its business. Philips has agreed that, during the term of the lease, it will provide OPTO with certain services necessary to the conduct of OPTO's business.

        It is currently anticipated that all of the assets acquired by the Registrant will continue to be used by the Registrant in conducting the business of OPTO as conducted when the same was acquired by the Registrant.

        The consideration paid by the Registrant to Philips in connection with such acquisition consisted of (1) 3.6 million newly issued restricted shares of the Registrant's common stock, and (2) 100,000 shares of newly issued restricted shares of the Registrant's Series A Preferred Stock, which shares of Series A Preferred Stock are convertible into shares of the Registrant's common stock based on, among other things, the achievement of certain product shipment milestones by OPTO during the four year period commencing April 1, 1998 and ending March 31, 2002. The consideration paid at the closing of the acquisition was determined through arms-length negotiations between the Company and Philips, which negotiations took into account OPTO's business, financial position, operating history, products, intellectual property and other factors relating to OPTO's business. The shares of the Registrant's common stock issued to Philips at the closing of the acquisition and the shares into which the shares of Series A Preferred Stock issued to Philips at the Closing are convertible are subject to certain registration rights.




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        There are no material relationships between Philips and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired

        The audited financial statements of Optoelectronics B.V. are not yet completed. The required audited financial statements will be filed with the Securities and Exchange Commission within 60 days of the filing of this report on Form 8-K.

(b)     Pro Forma Financial Information

        The unaudited pro forma financial information of Uniphase Corporation and Optoelectronics B.V. are not yet completed. The required unaudited pro forma financial information will be filed with the Securities and Exchange Commission within 60 days of the filing of this report on Form 8-K.

(c)     Exhibits

        The Exhibit Index appearing on page 5 is incorporated herein by reference.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNIPHASE CORPORATION


                                        By:  /s/ ANTHONY R. MULLER
                                           -------------------------------------
                                           Anthony R. Muller
                                           Senior Vice President,
                                           Chief Financial Officer,
                                           Secretary
                                           (Principal Accounting Officer)

Dated:  June 24, 1998

                                  EXHIBIT INDEX


Exhibit
 Number                         Description
-------                         -----------
 10.1             Master Purchase Agreement dated as of
                  May 29, 1998, by and among Koninklijke
                  Philips Electronics N.V., Uniphase
                  Corporation, Uniphase Opto Holdings,
                  Inc., and Uniphase International C.V.

 10.2             Stockholder Agreement dated as of June
                  9, 1998, by and between Uniphase
                  Corporation. and Koninklijke Philips
                  Electronics N.V.

 10.3             Certificate of Designation of the
                  Series A Preferred Stock dated as of
                  May 29, 1998, executed by Uniphase Corporation.

 10.4             Series A Preferred Conversion and Redemption
                  Agreement dated as of June 9, 1998, by and between Uniphase Corporation and Koninklijke Philips
                  Electronics N.V.*

 10.5 Asset Sale Agreement (U.S. Intangible Assets) dated as of June 9, 1998, by and between Uniphase
                  Corporation and Koninklijke Philips Electronics N.V.

 10.6             Asset Sale Agreement (Foreign
                  Intangible Assets) dated as of June 9,
                  1998, by and between Uniphase
                  Corporation and Koninklijke Philips
                  Electronics N.V.

 10.7             Lease dated as of June 9, 1998 between
                  Uniphase Netherlands B.V. and Nederlandse
                  Philips Bedrijven B.V.

 10.8             Lease dated as of June 9, 1998 between
                  Uniphase Netherlands B.V. and Nederlandse
                  Philips Bedrijven B.V.


                                  EXHIBIT INDEX


Exhibit
 Number                         Description
-------                         -----------
 10.9             Site Services Agreement dated as of
                  June 9, 1998 between Uniphase Netherlands
                  B.V. and Nederlandse Philips Bedrijven B.V.



*Confidential treatment has been requested regarding a portion of this exhibit.
 The omitted information has been filed separately with the Securities and Exchange Commission.